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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 7, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                               25-1435979
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)

                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      Pittsburgh, Pennsylvania 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 4, 1996, PNC Bank Corp. entered into an Underwriting Agreement by and among it and the several Underwriters named therein for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as Representative, relating to the public offering by it of 6,000,000 shares of a newly authorized series of preferred stock Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F, par value $1.00 per share (the "Series F Preferred Stock"), at a price per share of $50.00. The closing is expected to occur on October 9, 1996. The net proceeds from the sale of the Series F Preferred Stock will be used by PNC Bank Corp. to repurchase issued and outstanding shares of PNC Bank Corp.'s common stock.

         The Underwriting Agreement is attached to this Form 8-K as Exhibit 1. The terms of the Series F Preferred Stock are set forth in the resolutions attached to this Form 8-K as Exhibit 99.2. The shares of Series F Preferred Stock are being issued pursuant to Registration Statement on Form S-3, as amended No. 33-40602, filed with the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 429 of the Securities Act of 1993, as amended (the "Securities Act"), the Prospectus contained in Registration Statement on Form S-3, as amended, No. 33-55114 applies to Registration No. 33-40602. A Prospectus Supplement dated October 4, 1996 relating to the Series F Preferred Stock was filed with the SEC pursuant to Rule 424(b)(5) and Rule 424(c) under the Securities Act on October 7, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              PNC BANK CORP.
                                              (Registrant)


Date: October 7, 1996                         By: /s/ ROBERT L. HAUNSCHILD
                                                  ------------------------
                                                      Robert L. Haunschild
                                                      Senior Vice President and
                                                      Chief Financial Officer


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                                 EXHIBIT INDEX

1 Underwriting Agreement dated as of October 4, 1996, among PNC Bank Corp. and the several Underwriters named therein for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as Representative, filed herewith.

99.1   Articles of Incorporation of PNC Bank Corp., filed herewith.

99.2 Resolutions for Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F ($1.00 par value), of PNC Bank Corp., filed herewith.


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